Exhibit 7.2

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Steve Quamme and Teresa Barger signing singly, as the undersigned’s true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director or beneficial owner of Common Shares of GeoPark Limited (the “Issuer”), the Statement on Schedule 13D (or Schedule 13G, if applicable) in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”), and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13D (or Schedule 13G, if applicable) and all amendment(s) thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grant to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or such attorneys-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned’s responsibilities to comply with Section 13(d) of the Act and the rules thereunder.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file a Statement on Schedule 13D or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signatures to Follow]

Exhibit 7.2

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 2014.

CARTICA INVESTORS, L.P.
By: Cartica Capital Partners GP, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

CARTICA INVESTORS II, L.P.
By: Cartica Investors II GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Authorized Signatory

CARTICA CAPITAL PARTNERS MASTER, L.P.
By: Cartica Capital Partners GP, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

CARTICA CORPORATE GOVERNANCE FUND, L.P.
By: CCP Master GP, L.P.,
its general partner
By: CCP Master GP GenPar, L.P.,
its general partner
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CCP ULTIMATE GP, LLC

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

Exhibit 7.2

CCP MASTER GP GENPAR, L.P.
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CCP MASTER GP, L.P.
By: CCP Master GP GenPar, L.P.,
its general partner
By: CCP Ultimate GP, LLC,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CARTICA INVESTORS II GP, LLC

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Authorized Signatory

CARTICA CAPITAL PARTNERS GP, LTD.

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

CARTICA MANAGEMENT, LLC
By: SJQ Cartica, LLC, its member

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Member

CARTICA MANAGEMENT, L.P.
By: Cartica Management GenPar, L.P.,
its general partner
By: Cartica Management Ultimate GenPar, Ltd.,
its general partner

By:	/s/ Steven J. Quamme
Name: Steven J. Quamme
Title: Director

Exhibit 7.2

STEVEN J. QUAMME

By:	/s/ Steven J. Quamme
Steven J. Quamme

TERESA C. BARGER

By:	/s/ Teresa C. Barger
Teresa C. Barger

FARIDA KHAMBATA

By:	/s/ Farida Khambata
for Farida Khambata